                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Natural Wonders, Inc., a Delaware Corporation          CASE NO. 00-46943
                                                                        --------

Debtor and Debtor-in-Possession                                CHAPTER 11
(Jointly administered for Procedural Purposes with the Case    MONTHLY OPERATING REPORT
of its Subsidiary, World of Science, Inc. # 00-46944)          (GENERAL BUSINESS CASE)

-----------------------------------------------------------

                                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED          Mar-01       5 w/e 4/7/01               PETITION DATE:     12/17/00
                        -------                                                     --------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in $1,000

2.  ASSET AND LIABILITY STRUCTURE                           End of Current          End of Prior                 As of Petition
                                                               Month                    Month                         Filing
                                                               -----                    -----                         -------
    a.  Current Assets                                              $37,400                 $46,837
                                                          ------------------     -------------------
    b.  Total Assets                                                $78,418                 $87,522                     $88,603
                                                          ------------------     -------------------         -------------------
    c.  Current Liabilities                                          $2,274                  $2,303
                                                          ------------------     -------------------
    d.  Total Liabilities                                           $57,381                 $65,336                     $78,067
                                                          ------------------     -------------------         -------------------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS                                                                 Cumulative
    FOR MONTH                                             Current Month            Prior Month                 (Case to Date)
                                                          -------------            -----------                 --------------

    a.  Total Receipts                                              $24,894                  $8,550                     $86,550
                                                          ------------------     -------------------         -------------------
    b.  Total Disbursements                                         $16,958                 $39,808                     $76,020
                                                          ------------------     -------------------         -------------------
    c.  Excess (Deficiency) of Receipts Over
        Disbursements (a - b)                                        $7,936                $(31,258)                    $10,530
                                                          ------------------     -------------------         -------------------
    d.  Cash Balance Beginning of Month                              $2,994                 $34,252                        $400
                                                          ------------------     -------------------         -------------------
    e.  Cash Balance End of Month (c + d)
        (before in transit)                                         $10,930                  $2,994                     $10,930
                                                          ------------------     -------------------         -------------------

                                                                                                                Cumulative
                                                          Current Month            Prior Month               (Case to Date)
                                                          -------------            -----------               --------------

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                  ($1,149)                ($2,660)                     ($642)
                                                          ------------------     -------------------         -------------------

5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                        $150                    $189
                                                          ------------------     -------------------

6.  POST-PETITION LIABILITIES                                        $2,274                  $2,303
                                                          ------------------     -------------------

7.  PAST DUE POST-PETITION ACCOUNT PAYABLES
    (OVER 30 DAYS)                                                       $0                      $0
                                                          -------------------    --------------------

AT THE END OF THIS REPORTING MONTH:                                                    Yes                         No
                                                                                       ---                         --
8.  Have any payments been made on pre-petition debt,
    other than payments in the normal                                                  Yes
    course to secured creditors or lessors? (if yes,                             -------------------         -------------------
    attach listing including date of payment, amount
    of payment and name of payee)

9.  Have any payments been made to professionals?
    (if yes, attach listing including date of                                                                       No
                                                                                 -------------------         -------------------
    payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such
    payments approved by the court?                                                    Yes
                                                                                 -------------------         -------------------

11. Have any payments been made to officers, insiders,
    shareholders, relatives?  (if yes,  attach listing                                 Yes
    including date of payment, amountand reason                                  -------------------         -------------------
    for payment, and name of payee)

                                                                                 -------------------

12. Is the estate insured for replacement cost of
    assets and for general liability?                                                  Yes
                                                                                 -------------------

13. Are a plan and disclosure statement on file?                                                                   No
                                                                                 -------------------         -------------------

14. Was there any post-petition borrowing during
    this reporting period?                                                                                         No
                                                                                 -------------------         -------------------

15. Check if paid: Post-petition taxes  /X/  ;        U.S. Trustee Quarter Fees /X/ ; Check if filing is current for: Post-petition
    tax reporting and tax returns:      /X/  .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:       4/25/2001 0:00             /s/ Peter Hanelt
        -----------------------        -----------------------------------------
                                       Responsible Individual
                                       Peter Hanelt

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                     For the Period March 4 to April 7, 2001


                    CURRENT MONTH
-----------------------------------------------------                                          PERIOD 12/18/00 TO 4/7/01
                                                                                                       CUMULATIVE         NEXT MONTH
 ACTUAL          FORECAST         VARIANCE                                                           (CASE TO DATE)        FORECAST
 ------          --------         --------                                                           --------------        ---------
                                                      REVENUES:
       $23,115                          $23,115     1 Gross Sales                                           $80,114
---------------  --------------   --------------                                                      --------------   -----------
          $762                            ($762)    2 less: Sales Returns & Allowances                       $8,782
---------------  --------------   --------------                                                      --------------   -----------
       $22,353         $14,048           $8,305     3 Net Sales                                             $71,332        $12,128
---------------  --------------   --------------                                                      --------------   -----------
       $12,379         $11,004          ($1,375)    4 less: Cost of Goods Sold (Schedule 'B')               $38,588       $10,152
---------------  --------------   --------------                                                      --------------   -----------
        $9,974          $3,044           $6,930     5 Gross Profit                                          $32,744        $1,976
---------------  --------------   --------------                                                      --------------   -----------
                            $0               $0     6 Interest
---------------  --------------   --------------                                                      --------------   -----------
                            $0               $0     7 Other Income:
---------------  --------------   --------------                   ----------------------------       --------------   -----------
                            $0               $0     8
---------------  --------------   --------------     ------------------------------------------       --------------   -----------
                            $0               $0     9
---------------  --------------   --------------     ------------------------------------------       --------------   -----------
        $9,974          $3,044           $6,930    10 TOTAL REVENUES                                        $32,744        $1,976
---------------  --------------   --------------                                                      --------------   -----------
                                                      EXPENSES:
           $94            $118              $24    11 Compensation to Owner(s)/Officer(s)                      $359           $75
---------------  --------------   --------------                                                      ---------------   ----------
        $3,406          $3,061            ($345)   12 Salaries                                               $9,083        $1,931
---------------  --------------   --------------                                                      ---------------   ----------
                                             $0    13 Commissions                                                $0
---------------  --------------   --------------                                                      ---------------   ----------
                                             $0    14 Contract Labor                                             $0
---------------  --------------   --------------      Rent/Lease:                                     ---------------   ----------
                                             $0    15 Personal Property                                          $0
---------------  --------------   --------------                                                      ---------------   ----------
        $2,616          $2,575             ($41)   16 Real Property                                         $10,171        $1,488
---------------  --------------   --------------                                                      ---------------   ----------
           $33             $35               $2    17 Insurance                                                $116           $35
---------------  --------------   --------------                                                      ---------------   ----------
                                             $0    18 Management Fees                                            $0
---------------  --------------   --------------                                                      ---------------   ----------
          $529            $529               $0    19 Depreciation                                           $1,881          $529
---------------  --------------   --------------      Taxes:                                          ---------------   ----------
          $299            $352              $53    20 Employer Payroll Taxes                                 $1,124          $215
---------------  --------------   --------------                                                      ---------------   ----------
           $47             $39              ($8)   21 Real Property Taxes                                      $115           $45
---------------  --------------   --------------                                                      ---------------   ----------
                                             $0    22 Other Taxes                                                $0
---------------  --------------   --------------                                                      ---------------   ----------
          $836            $650            ($186)   23 Other Selling                                          $3,022          $625
---------------  --------------   --------------                                                      ---------------   ----------
          $715            $400            ($315)   24 Other Administrative                                   $2,715          $536
---------------  --------------   --------------                                                      ---------------   ----------
          $740            $100            ($640)   25 Interest                                               $1,593            $0
---------------  --------------   --------------                                                      ---------------   ----------
            $0                               $0    26 Other Expenses:                                            $0
---------------  --------------   --------------                     --------------------------       ---------------   ----------
          $879            $700            ($179)   27 Unicap Inventory Adjustment                            $1,901          $650
---------------  --------------   --------------      -----------------------------------------       ---------------   ----------
                            $0               $0    28                                                            $0
---------------  --------------   --------------      -----------------------------------------       ---------------   ----------
                            $0               $0    29                                                            $0
---------------  --------------   --------------      -----------------------------------------       ---------------   ----------
                            $0               $0    30                                                            $0
---------------  --------------   --------------      -----------------------------------------       ---------------   ----------
                            $0               $0    31                                                            $0
---------------  --------------   --------------      -----------------------------------------       ---------------   ----------
                            $0               $0    32                                                            $0
---------------  --------------   --------------      -----------------------------------------       ---------------   ----------
                            $0               $0    33                                                            $0
---------------  --------------   --------------      -----------------------------------------       ---------------   ----------
                            $0               $0    34                                                            $0
---------------  --------------   --------------      -----------------------------------------       ---------------   ----------
       $10,194          $8,559          ($1,635)   35 TOTAL EXPENSES                                        $32,080        $6,128
---------------  --------------   --------------                                                      ---------------   ----------
         ($220)        ($5,515)          $5,295    36 SUBTOTAL                                                 $664       ($4,152)
---------------  --------------   --------------      REORGANIZATION ITEMS:                           ---------------   ----------
       ($1,654)        ($1,683)            ($29)   37 Professional Fees                                     ($1,654)        ($375)
---------------  --------------   --------------                                                      ---------------   ----------
                            $0               $0    38 Provisions for Rejected Executory Contracts                $0
---------------  --------------   --------------                                                      ---------------   ----------
                            $0               $0    39 Interest Earned on Accumulated Cash from                   $0
---------------  --------------   --------------                                                      ---------------   ----------
                            $0                        Resulting Chp 11 Case                                      $0
                 --------------                                                                       ---------------
                            $0               $0    40 Gain or (Loss) from Sale of Equipment                      $0
---------------  --------------   --------------                                                      ---------------
            $0              $0               $0    41 U.S. Trustee Quarterly Fees                               ($8)        ($10)
---------------  --------------   --------------                                                      ---------------   ----------
                            $0               $0    42                                                            $0
---------------  --------------   --------------      --------------------------------------------    ---------------   ----------
      ($1,654)         ($1,683)             $29    43 TOTAL REORGANIZATION ITEMS                            ($1,662)        ($385)
---------------  --------------   --------------                                                      ---------------   ----------
      ($1,874)         ($7,198)          $5,324    44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES          ($998)      ($4,537)
---------------  --------------   --------------                                                      ---------------   ----------
        ($725)         ($2,721)         ($1,996)   45 Federal & State Income Taxes                            ($356)      ($1,715)
---------------  --------------   --------------                                                      ---------------   ----------
      ($1,149)         ($4,477)          $3,328    46 NET PROFIT (LOSS)                                       ($642)      ($2,822)
===============  ==============   ==============                                                      ===============   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          5 WEEK PERIOD ENDED 04/07/01
                                             ---------

      ASSETS
                                                                                FROM SCHEDULES                 MARKET VALUE
                                                                                --------------                 ------------
          CURRENT ASSETS

 1             Cash and cash equivalents - unrestricted                                                                    $10,700
                                                                                                        ---------------------------
 2             Cash and cash equivalents - restricted                                                                       $2,011
                                                                                                        ---------------------------
 3             Accounts receivable (net)                                               A                                      $150
                                                                                                        ---------------------------
 4             Inventory                                                               B                                   $20,777
                                                                                                        ---------------------------
 5             Prepaid expenses                                                                                             $3,716
                                                                                                        ---------------------------
 6             Professional retainers                                                                                          $46
                                                                                                        ---------------------------
 7             Other:
                       ------------------------------------------------------                           ---------------------------
 8
                       ------------------------------------------------------                           ---------------------------

 9                     TOTAL CURRENT ASSETS                                                                                $37,400
                                                                                                        ---------------------------

          PROPERTY AND EQUIPMENT (MARKET VALUE)

10             Real property                                                           C                                        $0
                                                                                                        ---------------------------
11             Machinery and equipment                                                 D                                        $0
                                                                                                        ---------------------------
12             Furniture and fixtures                                                  D                                   $15,038
                                                                                                        ---------------------------
13             Office equipment                                                        D                                    $2,983
                                                                                                        ---------------------------
14             Leasehold improvements                                                  D                                    $1,658
                                                                                                        ---------------------------
15             Vehicles                                                                D                                        $0
                                                                                                        ---------------------------
16             Other:                                                                  D
                       ------------------------------------------------------                           ---------------------------
17                                                                                     D
               --------------------------------------------------------------                           ---------------------------
18                                                                                     D
               --------------------------------------------------------------                           ---------------------------
19                                                                                     D
               --------------------------------------------------------------                           ---------------------------
20                                                                                     D
               --------------------------------------------------------------                           ---------------------------

21                     TOTAL PROPERTY AND EQUIPMENT                                                                        $19,679
                                                                                                        ---------------------------
          OTHER ASSETS

22             Loans to shareholders
                                                                                                        ---------------------------
23             Loans to affiliates
                                                                                                        ---------------------------
24             Federal and State Income Taxes - Net (a)                                                                    $21,238
               --------------------------------------------------------------                           ---------------------------
25             Security Deposits                                                                                               $82
               --------------------------------------------------------------                           ---------------------------
26             Misc                                                                                                            $19
               --------------------------------------------------------------                           ---------------------------
27
               --------------------------------------------------------------                           ---------------------------

28                     TOTAL OTHER ASSETS                                                                                  $21,339
                                                                                                        ---------------------------
29                     TOTAL ASSETS                                                                                        $78,418
                                                                                                        ===========================

    NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

(a) - THIS TAX PREPAID ASSET MAY NOT BE USED BY THE DEBTOR DEPENDING ON THE FINAL OUTCOME OF THE CASE.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

      LIABILITIES FROM SCHEDULES
          POST-PETITION

               CURRENT LIABILITIES

30                     Salaries and wages                                                                                       $0
                                                                                                        ---------------------------
31                     Payroll taxes                                                                                            $0
                                                                                                        ---------------------------
32                     Real and personal property taxes
                                                                                                        ---------------------------
33                     Income taxes
                                                                                                        ---------------------------
34                     Sales taxes                                                                                          $1,409
                                                                                                        ---------------------------
35                     Notes payable (short term)
                                                                                                        ---------------------------
36                     Accounts payable (trade)                                        A                                      $839
                                                                                                        ---------------------------
37                     Real property lease arrearage                                                                            $0
                                                                                                        ---------------------------
38                     Personal property lease arrearage
                                                                                                        ---------------------------
39                     Accrued professional fees
                                                                                                        ---------------------------
40                     Current portion of long-term post-petition debt (due within 12 months)
                                                                                                        ---------------------------
41                     Other:                                                                                                   $0
                                  -------------------------------------------                           ---------------------------
42                       Gift Certificates and Customer Credits                                                                $26
                       ------------------------------------------------------                           ---------------------------
43                       Interest and Loan Fees                                                                                 $0
                       ------------------------------------------------------                           ---------------------------

44                     TOTAL CURRENT LIABILITIES                                                                            $2,274
                                                                                                        ---------------------------

45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                        ---------------------------

46                     TOTAL POST-PETITION LIABILITIES                                                                      $2,274
                                                                                                        ---------------------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                     Secured claims                                                  F                                        $0
                                                                                                        ---------------------------
48                     Priority unsecured claims                                       F                                    $5,590
                                                                                                        ---------------------------
49                     General unsecured claims - nonaffiliates                        F                                   $39,786
                                                                                                        ---------------------------
                       General unsecured claims - Due to subsidiary           SEE DISCUSSION ON F                           $9,731
                                                                                                        ---------------------------

50                     TOTAL PRE-PETITION LIABILITIES                                                                      $55,107
                                                                                                        ---------------------------

51                     TOTAL LIABILITIES                                                                                   $57,381
                                                                                                        ---------------------------

      EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                                             ($12,051)
                                                                                                        ---------------------------
53             Capital Stock                                                                                                    $1
                                                                                                        ---------------------------
54             Additional paid-in capital                                                                                  $33,729
                                                                                                        ---------------------------
55             Cumulative profit/(loss) since filing of case                                                                ($642)
                                                                                                        ---------------------------
56             Post-petition contributions/(distributions) or (draws)
                                                                                                        ---------------------------
57
                       ------------------------------------------------------                           ---------------------------
58             Market value adjustment
                                                                                                        ---------------------------

59                     TOTAL EQUITY (DEFICIT)                                                                              $21,037
                                                                                                        ---------------------------

60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                               $78,418
                                                                                                        ===========================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                               ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                                            [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
     0 -30 Days                                                                                      $839
                                                           ------------------------   --------------------
     31-60 Days
                                                           ------------------------   --------------------
     61-90 Days                                                                                                                 $0
                                                           ------------------------   --------------------    --------------------
     91+ Days                                                                 $150
                                                           ------------------------   --------------------
     Total accounts receivable/payable                                        $150                   $839
                                                           ------------------------   ====================

     Allowance for doubtful accounts                       ------------------------

     Accounts receivable (net)                                                $150
                                                           ========================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                                           COST OF GOODS SOLD
----------------------------------                                           ------------------
                                                INVENTORY(IES)
                                                  BALANCE AT
                                                 END OF MONTH                INVENTORY BEGINNING OF MONTH                     31266
                                                 ------------                                                        ---------------
                                                                             Add -
     Retail/Restaurants -                                                     Net purchase                                     $342
      Product for resale                                      $20,777         Direct labor                           ---------------
                                         ------------------------------       Manufacturing overhead                 ---------------
     Distribution -                                                           Freight in                                         $0
      Products for resale                ------------------------------       Other:                                 ---------------
                                                                              in transit                                         $0
                                                                             -----------------------------           ---------------
     Manufacturer -                                                          -----------------------------           ---------------
      Raw Materials                      ------------------------------
      Work-in-progress                   ------------------------------      Less -
      Finished goods                     ------------------------------       Inventory End of Month                        $20,777
                                                                              Shrinkage                              ---------------
     Other - Explain                     ------------------------------       Change in Unicap                                ($669)
                                                                                                                     ---------------
                                                                                                                              ($879)
     ------------------------------                                                                                  ---------------
     ------------------------------                                          Cost of Goods Sold                             $12,379
       TOTAL                                                  $20,777                                                ===============
                                         ==============================



     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
                 Yes   X       No
                     ------       -----
     How often do you take a complete physical inventory?                    Valuation methods -
                                                                                FIFO cost                                   ---
       Weekly              -------                                              LIFO cost                                   ---
       Monthly             -------                                              Lower of cost or market                       X
       Quarterly           -------                                              Retail method                               ---
       Semi-annually       X                                                    Other                                       ---
                           -------
       Annually            -------                                              Explain                                     ---
Date of last physical inventory was      8/6/2000  Full - 2/19/01 25 stores test
                                         --------------------------------------- ----------------------------------------------
                                                                                 ----------------------------------------------
Date of next physical inventory is       --------------------------------------- ----------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                           COST             MARKET VALUE
                                                                                      ----             ------------
       The Debtor has approximately 150 Store leases that
       ------------------------------------------------------------              ----------------    ---------------
       have no Book Value, but may have Fair Market Value.
       ------------------------------------------------------------              ----------------    ---------------
       These leases are under consideration for sale in April, with
       ------------------------------------------------------------              ----------------    ---------------
       a Court hearing date of May 15th for those that are sold.
       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------
       Total                                                                                  $0                  $0
                                                                                 ================    ===============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                           COST             MARKET VALUE
Machinery & Equipment -                                                               ----             ------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------
       Total                                                                                  $0                  $0
                                                                                 ================    ===============
Furniture & Fixtures -
       Store and Office Fixtures and Furniture                                           $15,038
       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------
       Total                                                                             $15,038                  $0
                                                                                 ================    ===============
Office Equipment -
        Store and Office Equipment                                                        $2,983
       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------
       Total                                                                              $2,983                  $0
                                                                                 ================    ===============
Leasehold Improvements -
       Store and Office Improvements                                                      $1,658
       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------
       Total                                                                              $1,658                  $0
                                                                                 ================    ===============
Vehicles -

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------

       ------------------------------------------------------------              ----------------    ---------------
       Total                                                                                  $0                  $0
                                                                                 ================    ===============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                 0-30 DAYS     31-60 DAYS    61-90 DAYS    91+ DAYS      TOTAL
                                              ---------     ----------    ----------    --------      -----
FEDERAL
     Income Tax Withholding                        $0                                                    $0
                                              ---------     ----------    ----------    --------    --------
     FICA - Employee                               $0                                                    $0
                                              ---------     ----------    ----------    --------    --------
     FICA - Employer                               $0                                                    $0
                                              ---------     ----------    ----------    --------    --------
     Unemployment (FUTA)                           $0                                                    $0
                                              ---------     ----------    ----------    --------    --------
     Income                                                                                              $0
                                              ---------     ----------    ----------    --------    --------
     Other (Attach List)                                                                                 $0
                                              ---------     ----------    ----------    --------    --------
TOTAL FEDERAL TAXES                                $0             $0            $0          $0           $0
                                              ---------     ----------    ----------    --------    --------
STATE AND LOCAL
     Income Tax Withholding                        $0                                                    $0
                                              ---------     ----------    ----------    --------    --------
     Unemployment (UT)                             $0                                                    $0
                                              ---------     ----------    ----------    --------    --------
     Disability Insurance (DI)                                                                           $0
                                              ---------     ----------    ----------    --------    --------
     Empl. Training Tax (ETT)                                                                            $0
                                              ---------     ----------    ----------    --------    --------
     Sales                                     $1,409                                                $1,409
                                              ---------     ----------    ----------    --------    --------
     Excise                                                                                              $0
                                              ---------     ----------    ----------    --------    --------
     Real property                                                                                       $0
                                              ---------     ----------    ----------    --------    --------
     Personal property                                                                                   $0
                                              ---------     ----------    ----------    --------    --------
     Income                                                                                              $0
                                              ---------     ----------    ----------    --------    --------
     Other (Attach List)                                                                                 $0
                                              ---------     ----------    ----------    --------    --------
TOTAL STATE & LOCAL TAXES                      $1,409             $0            $0          $0       $1,409
                                              ---------     ----------    ----------    --------    --------
TOTAL TAXES                                    $1,409             $0            $0          $0       $1,409
                                              =========     ==========    ==========    ========    ========


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                           CLAIMED         ALLOWED
-------------------------------------------                            AMOUNT        AMOUNT (b)
                                                                      -------        ----------
     Secured claims  (a)                                                     $0                 Paid down to -0- by Court order
                                                                   -------------    -----------
     Priority claims other than taxes                                    $1,164
                                                                   -------------    -----------
     Priority tax claims                                                 $4,426
                                                                   -------------    -----------
     General unsecured claims                                           $39,786
                                                                   -------------    -----------
     GENERAL UNSECURED CLAIM (c) DUE TO SUBSIDIARY WORLD OF              $9,731
     SCIENCE, INC.                                                      -------


     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

     (c) THIS AMOUNT IS AN ESTIMATE OF AMOUNTS DUE TO THE SUBSIDIARY, WORLD OF SCIENCE INC., BASED ON CERTAIN ASSUMPTIONS, FOR PURPOSES OF CAUSING THE BALANCE SHEET OF WOSI TO BALANCE. IT IS CALCULATED TO ESTIMATE INTERCOMPANY ACTIVITY THAT OCCURRED IN CONTEMPLATION OF A MERGER OF THE TWO COMPANIES, IN WHICH OPERATIONS WERE TO BE CONSOLIDATED INTO NATURAL WONDERS. THIS MERGER DID NOT OCCUR PREPETITION, BUT MAY RESULT, EFFECTIVELY, ON A POSTPETITION BASIS, IF THIS CASE IS CONSOLIDATED SUBSTANTIVELY WITH THAT OF WORLD OF SCIENCE, WHICH IS UNDER CONSIDERATION. THIS AMOUNT WOULD DIFFER SUBSTANTIALLY IF THE JOINT AND SEVERAL LIABILITY FOR THE $38M SECURED CLAIM IS ADDED TO THE INTERCOMPANY BALANCE. THE PAYABLE TO THE SUBSIDIARY IS INCREASED MONTHLY FOR THE AMOUNT OF THE MONTHLY DEPRECIATION FOR WOSI ASSETS USED BY NATURAL WONDERS. THE AMOUNT MAY BE A PREPETITION ITEM SUBJECT TO PAYMENT IN ACCORDANCE WITH THE PLAN OF REORGANIZATION, WHEN DRAFTED.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                ACCOUNT 1     ACCOUNT 2      ACCOUNT 3     ACCOUNT 4
                                                ---------     ---------      ---------     ---------
Bank                                            ---------     ---------      ---------     ---------
Account Type                                    ---------     ---------      ---------     ---------
Account No.                                     ---------     ---------      ---------     ---------
Account Purpose                                 ---------     ---------      ---------     ---------
Balance, End of Month                           ---------     ---------      ---------     ---------
Total Funds on Hand for all Accounts             $12,711
                                                =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

     **   THE DEBTOR HAS OVER 200 BANK ACCOUNTS DUE TO ITS MULTI STATE RETAIL
     LOCATIONS. THE BANK STATEMENTS AND RECONCILIATION'S ARE AVAILABLE AT THE CORPORATE OFFICES FOR REVIEW. THIS COMPLEX CASH MANAGEMENT SYSTEM WAS APPROVED FOR CONTINUED USE BY COURT ORDER.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                         FOR THE 5 WEEKS ENDED 04/07/01


                                                                                                      PERIOD 12/18/00 TO 4/7/01
                                                                                Actual                        Cumulative
                                                                            Current Period                  (Case to Date)
                                                                             --------------                  --------------
     CASH
     RECEIPTS
1           Rent/Leases Collected                                                                                           $0
                                                                            --------------------         ----------------------
2           Cash Received from Sales                                                    $23,949                        $85,070
                                                                            --------------------         ----------------------
3           Interest Received                                                                                               $0
                                                                            --------------------         ----------------------
4           Borrowings                                                                                                      $0
                                                                            --------------------         ----------------------
5           Funds from Shareholders, Partners, or Other Insiders                                                            $0
                                                                            --------------------         ----------------------
6           Capital Contributions                                                                                           $0
                                                                            --------------------         ----------------------
7             Sales taxes                                                                  $945                         $1,480
            --------------------------------------------------              --------------------         ----------------------
8                                                                                                                           $0
            --------------------------------------------------              --------------------         ----------------------
9                                                                                                                           $0
            --------------------------------------------------              --------------------         ----------------------
                                                                                                                            $0
10          --------------------------------------------------              --------------------         ----------------------
                                                                                                                            $0
11          --------------------------------------------------              --------------------         ----------------------
12                TOTAL CASH RECEIPTS                                                   $24,894                        $86,550
     CASH DISBURSEMENTS                                                     --------------------         ----------------------
13          Payments for Inventory                                                          342                         $2,826
                                                                            --------------------         ----------------------
14          Selling                                                                        $892                         $2,542
                                                                            --------------------         ----------------------
15          Administrative                                                                 $224                         $2,068
                                                                            --------------------         ----------------------
16          Capital Expenditures                                                                                            $0
                                                                            --------------------         ----------------------
17          Principal Payments on Debt                                                                                      $0
                                                                            --------------------         ----------------------
18          Interest Paid                                                                                                   $0
                                                                            --------------------         ----------------------
            Rent/Lease:                                                                                                     $0
                                                                                                         ----------------------
19                Personal Property                                                      $2,326                        $11,208
                                                                            --------------------         ----------------------
20                Real Property                                                                                             $0
                                                                            --------------------         ----------------------
            Amount Paid to Owner(s)/Officer(s)                                                                              $0
                                                                                                         ----------------------
21                Salaries                                                                                                  $0
                                                                            --------------------         ----------------------
22                Draws                                                                                                     $0
                                                                            --------------------         ----------------------
23                Commissions/Royalties                                                                                     $0
                                                                            --------------------         ----------------------
24                Expense Reimbursements                                                                                    $0
                                                                            --------------------         ----------------------
25                Other                                                                                                     $0
                                                                            --------------------         ----------------------
26          Salaries/Commissions (less employee withholding)                             $2,105                        $10,659
                                                                            --------------------         ----------------------
27          Management Fees                                                                                                 $0
                                                                                                         ----------------------
            Taxes:                                                                                                          $0
                                                                                                         ----------------------
28                Employee Withholding                                                     $263                         $2,358
                                                                            --------------------         ----------------------
29                Employer Payroll Taxes                                                   $263                         $1,038
                                                                            --------------------         ----------------------
30                Real Property Taxes                                                                                       $0
                                                                            --------------------         ----------------------
31                Other Taxes - sales taxes                                                $436                         $2,906
                                                                            --------------------         ----------------------
32          Other Cash Outflows:                                                                                            $0
                                                                            --------------------         ----------------------
33                                                                                                                          $0
                  --------------------------------------------------        --------------------         ----------------------
34                Professional retainers and Professionals Reserve                         $884                         $1,449
                  --------------------------------------------------        --------------------         ----------------------
35                Interest                                                               $1,319                         $2,388
                  --------------------------------------------------        --------------------         ----------------------
36                Bank Principal per court order                                         $7,815                        $36,490
                  --------------------------------------------------        --------------------         ----------------------
37                Other corrections                                                         $89                            $89
                  --------------------------------------------------        --------------------         ----------------------
38                TOTAL CASH DISBURSEMENTS:                                             $16,958                        $76,020
                                                                            --------------------         ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                     $7,936                        $10,530
                                                                            --------------------         ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                   $2,994                           $400
                                                                            --------------------         ----------------------
41   CASH BALANCE, END OF PERIOD  (PER CASH FLOW REPORTS TO BANK AND                    $10,930                        $10,930
     COMMITTEE)                                                             ====================         ======================
     Cash in Operating Accounts                                                         $10,930
     Cash in Transit from Credit Card Companies or Depository Banks                      $1,781
                                                                            -------------------
     Cash Balance, End of Period per General Ledger                                     $12,711
                                                                            ===================

NATURAL WONDERS, INC.
CASE # 00-46943

ATTACHMENT TO MONTHLY OPERATING REPORT

PAYMENTS OF PRE-PETITION DEBTS

QUESTION # 8 - SUMMARY SHEET

     The Debtor, in accordance with Court orders of December 18th, 2000 and amended Orders of February 5th, 2001, has paid certain specific pre-petition debts, as follows:

          Pre-petition Wages, Salaries, and related Compensation Employee Sick pay, Vacation pay, Holiday pay not to exceed $2,175,000, plus checks previously issued and not honored (approximately $300,000).

          Pre-petition Vacation pay accrued and unpaid, not to exceed $600,000.

          Pre-petition Employee Expense Reimbursements, not to exceed $200,000.

          Pre-petition Temporary Employment Agencies, not to exceed $365,000.

          Pre-petition Employee Benefit Program amounts, not to exceed $300,000.

          Pre-petition Employee garnishments, taxes, alimonies etc, as required by law.

     In the period December 18th, 2000 to April 7th, 2001 the Debtor paid amounts in the above categories in amounts that did not exceed the limits. Records of these Disbursements are maintained in the Debtor's Corporate Office.

QUESTION # 9 - SUMMARY SHEET

     The Debtor has made payments to it's Officers and Directors in accordance with the above Pre-Petition information as it related to wages, salaries, benefits and employee expense reimbursement. None of these payments were outside of the conditions of the above mentioned orders.